UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
_______________________________

Date of Report (Date of earliest event reported):  June 5, 2009

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (345) 640-9050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On June 5, 2009, Garmin's shareholders approved amendments to the Garmin Ltd. 2005 Equity Incentive Plan (the “Equity Plan”).  The amendments include the following:

•	an increase in the limit of restricted shares, restricted stock units and performance shares that may be issued under the plan from 2 million to 3 million;

•	a restriction on our ability to substitute or replace stock options or stock appreciation rights if such an action would constitute a repricing of the stock option or stock appreciation right;

•	an approval of an expanded list of shareholder-approved performance goals that may be utilized under the plan; and

•
an expansion of our ability to modify the terms of outstanding equity awards in connection with a Change of Control, separation, spin-off, sale of a material portion of our assets or a "going-private" transaction.

On June 5, 2009, Garmin's shareholders also approved amendments to the Garmin Ltd. 2000 Non-Employee Directors' Option Plan (the “Directors' Plan”).  The amendments include the following:

•	an increase in the number of shares reserved for delivery under the plan from 100,000 to 250,000;

•
a change in the plan's definition of "Change of Control" such that the new definition will require the consummation of the relevant transaction rather than solely shareholder approval of such transaction;

•	a restriction on our ability to substitute or replace stock options if such an action would constitute a repricing of the stock option;

•
an expansion of our ability to modify the terms of outstanding options in connection with a Change of Control, separation, spin-off, sale of a material portion of our assets or a "going-private" transaction;

•	the authorization for our Board, from time-to-time, to modify the annual grant formula pursuant to which annual grants of options to directors will be made; and

•	an extension of the date after which no new options may be granted under the plan from November 1, 2010 to June 5, 2019.

The foregoing descriptions of the amendments to the Equity Plan and the Directors' Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Equity Plan, as amended, which is attached as Schedule 1 to the Definitive Proxy Statement for the 2009 Annual General Meeting of Shareholders filed with the SEC on April 21, 2009 (the “Proxy Statement”), and the full text of the Directors' Plan, as amended, which is attached as Schedule 2 to the Proxy Statement, and to the descriptions of these amendments to the plans in Proposals 3 and 4, respectively, of the Proxy Statement, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Garmin Ltd. 2005 Equity Incentive Plan, as amended (incorporated by reference from Schedule 1 to Garmin's Definitive Proxy Statement filed with the SEC on April 21, 2009).

10.2	Garmin Ltd. 2000 Non-Employee Directors' Option Plan, as amended (incorporated by reference from Schedule 2 to Garmin's Definitive Proxy Statement filed with the SEC on April 21, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 8, 2009	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Garmin Ltd. 2005 Equity Incentive Plan, as amended (incorporated by reference from Schedule 1 to Garmin's Definitive Proxy Statement filed with the SEC on April 21, 2009).

10.2	Garmin Ltd. 2000 Non-Employee Directors' Option Plan, as amended (incorporated by reference from Schedule 2 to Garmin's Definitive Proxy Statement filed with the SEC on April 21, 2009).